                                                                  EXECUTION COPY

                     AMENDMENT NO. 5 TO THE CREDIT AGREEMENT

                                                       Dated as of June 27, 2006

         AMENDMENT NO. 5 TO THE CREDIT AGREEMENT (this "Amendment No. 5") among
Headwaters Incorporated, a Delaware corporation (the "Borrower"), the Lenders
(as hereinafter defined) party hereto, Morgan Stanley & Co. Incorporated
("MS&Co."), as collateral agent (the "Collateral Agent"), and Morgan Stanley
Senior Funding, Inc. ("Morgan Stanley"), as administrative agent (the
"Administrative Agent"; together with the Collateral Agent, the "Agents").

         PRELIMINARY STATEMENTS:

         (1) The Borrower, certain financial institutions and other persons from time to time parties thereto (collectively, the "Lenders"), the Agents, JPMorgan
Chase Bank, N.A. ("JPMCB") (as successor to JPMorgan Chase Bank), as syndication agent, and Morgan Stanley and J.P. Morgan Securities Inc., as joint lead arrangers and joint bookrunners, have entered into that certain Credit Agreement dated as of September 8, 2004 (as amended and modified pursuant to consents dated November 6, 2004 and December 16, 2004, Amendment No. 2 to the Credit
Agreement dated March 14, 2005, Amendment No. 3 to the Credit Agreement dated
May 19, 2005 and Amendment No. 4 to the Credit Agreement dated October 26, 2005, the "Credit Agreement"; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement).

         (2) The Borrower, the Agents and the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit
Agreement in certain respects as set forth below.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

         SECTION 1. Amendment of Credit Agreement. The Credit Agreement is,
effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment No. 5, hereby amended as follows: Section 6.18 of the Credit Agreement is amended by inserting
", other than any consensual encumbrance or restriction that is contained in any agreement, indenture or other instrument relating to Indebtedness permitted under the definition of Permitted Indebtedness so long as such consensual encumbrance or restriction is consistent with customary market terms for
Indebtedness similar to such Permitted Indebtedness".

         SECTION 2. Conditions to Effectiveness. This Amendment No. 5 and the
amendment contained herein shall become effective as of the date hereof (the
"Amendment No. 5 Effective Date") when each of the conditions set forth in this
Section 2 to this Amendment No. 5 shall have been fulfilled to the satisfaction of the Administrative Agent.

                  (i) Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment No. 5, duly executed and delivered on behalf of each of the Borrower and the Required Lenders, or, as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that such party has executed a counterpart of this Amendment No. 5.

                  (ii) Guarantor Consent. The Administrative Agent shall have received the Consent attached hereto duly executed by each of the
         Guarantors.

                  (iii) Payment of Fees and Expenses. The Borrower shall have paid all reasonable expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment No. 5 and other matters relating to the Credit Agreement from and after the last invoice to the extent invoiced.

                  (iv) No Default. No Default or Unmatured Default shall have occurred and be continuing or would occur as a result of the transactions contemplated by this Amendment No. 5.

         SECTION 3. Confirmation of Representations and Warranties. Each of
the Credit Parties hereby represents and warrants, on and as of the date hereof, that (a) the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment No. 5, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date and (b) no Default or Unmatured Default has occurred and is continuing, or would occur as a result of the transactions contemplated by this Amendment No. 5.

         SECTION 4. Reference to and Effect on the Loan Documents. (a) On and
after the effectiveness of this Amendment No. 5, each reference in the Credit
Agreement to "hereunder", "hereof" or words of like import referring to the
Credit Agreement, and each reference in the other transaction documents to the
"Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment No. 5.

         (b) The Credit Agreement, the Pledge and Security Agreement, the Notes
and each of the other Loan Documents, as specifically amended by this Amendment
No. 5, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit
Parties under the Loan Documents, in each case as amended by this Amendment No.
5.

         (c) The execution, delivery and effectiveness of this Amendment No. 5 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan
Documents, nor constitute a waiver of any provision of any of the Loan
Documents.

         SECTION 5. Execution in Counterparts. This Amendment No. 5 may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this
Amendment No. 5 by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment No. 5.

         SECTION 6. Governing Law. This Amendment No. 5 shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.

         SECTION 7. Entire Agreement; Modification. This Amendment No. 5
constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral,

written or otherwise, respecting such subject matter, any such agreement or understanding being superseded hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

                               [SIGNATURES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   HEADWATERS INCORPORATED,
                                          as Borrower

                                   By: /s/ Scott K. Sorensen
                                      Title: Chief Financial Officer

                                   MORGAN STANLEY SENIOR FUNDING, INC.,
                                     as Administrative Agent, Swing Line Lender
                                     and as a Lender

                                   By: /s/ Eugene F. Martin
                                      Title: Vice President

                                   MORGAN STANLEY & CO. INCORPORATED,
                                     as Collateral Agent

                                   By: /s/ Eugene F. Martin
                                      Title: Managing Director

                                   [and other lenders]

                                     CONSENT

                                                       Dated as of June 27, 2006

         Reference is made to the Credit Agreement referred to in the foregoing
Amendment No. 5 (capitalized terms used herein and not defined being used herein as defined in the Credit Agreement). Each of the undersigned, in its capacity as a Guarantor under the Guaranty Agreement and as a Grantor under the Pledge and
Security Agreement, hereby (i) consents to the execution, delivery and performance of Amendment No. 5 and agrees that each of the Guaranty Agreement and the Pledge and Security Agreement is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the
Amendment No. 5 Effective Date, except that, on and after the Amendment No. 5
Effective Date, each reference to "the Credit Agreement", "thereunder",
"thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended and otherwise modified by Amendment No. 5 and (ii) confirms that the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured
Obligations.

ATLANTIC SHUTTER SYSTEMS, INC.;            HEADWATERS ENERGY SERVICES CORP.;
BUILDERS EDGE, INC.;                       HEADWATERS ETHANOL OPERATORS, LLC;
CHIHUAHUA STONE LLC;                       HEADWATERS HEAVY OIL, LLC;
COMACO, INC.;                              HEADWATERS NANOKINETIX, INC.;
COVOL COAL COMPANY, LLC;                   HEADWATERS RESOURCES, INC.;
COVOL ENGINEERED FUELS, LC;                HEADWATERS SYNFUEL INVESTMENTS, LLC;
COVOL SERVICES CORPORATION;                HEADWATERS TECHNOLOGY INNOVATION GROUP, INC.;
EAGLE STONE & BRICK LLC;                   HYDROCARBON TECHNOLOGIES, INC.;
ELDORADO G-ACQUISITION CO.;                HEADWATERS SERVICES CORPORATION;
ELDORADO SC-ACQUISITION CO.;               L&S STONE LLC;
ELDORADO STONE ACQUISITION CO., LC;        L-B STONE LLC;
ELDORADO STONE FUNDING CO., LLC;           METAMORA PRODUCTS CORPORATION;
ELDORADO STONE LLC;                        METAMORA PRODUCTS CORPORATION OF ELKLAND;
ELDORADO STONE OPERATIONS LLC;             MTP, INC.;
ENVIRONMENTAL TECHNOLOGIES GROUP, LLC;     NORTHWEST STONE & BRICK LLC;
GLOBAL CLIMATE RESERVE CORPORATION;        PALESTINE CONCRETE TILE COMPANY, L.P.;
HCM BLOCK & BRICK GENERAL, INC.;           STONECRAFT INDUSTRIES LLC;
HCM BLOCK & BRICK PARTNER, LLC;            SYNDECRETE LLC;
HCM BLOCK & BRICK, LLC;                    TAPCO HOLDINGS, INC.,
HCM MORTAR & STUCCO PARTNER, LLC;
HCM MORTAR & STUCCO, INC.;                 each as a Guarantor
HCM MORTAR & STUCCO HOLDING, LLC;
HCM STONE, LLC;                            By:   /s/ Scott K. Sorensen
HCM UTAH, INC.;                               Name:  Scott K. Sorensen
HEADWATERS CONSTRUCTION MATERIALS, INC.;      Title: Chief Financial Officer